Exhibit 10.2
Execution Version

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”), dated June 19, 2012, is by and among Coeur d'Alene Mines Corporation, an Idaho corporation (“Coeur”), Frost Gamma Investments Trust, a Florida Trust  (“FGIT” and, together with Coeur, the “Holders”) and Pershing Gold Corporation, a Nevada corporation (the “Company”).

RECITALS

WHEREAS, on the date hereof, Coeur purchased 10,937,500 shares of Common Stock (as defined below) and FGIT purchased 1,562,500 shares of Common Stock, and as a condition to and in connection with such purchases, the Company has agreed to grant to the Holders the registration rights set forth below.

AGREEMENT

In consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1                      Certain Defined Terms.  For purposes of this Agreement:

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by Law to be closed in the City of New York.

“Common Stock” means the common stock, par value $0.0001 per share, of the Company, and any equity securities issued or issuable in exchange for or with respect to the Common Stock by way of a stock dividend, stock split or combination of shares or in connection with a reclassification, recapitalization, merger, consolidation or other reorganization or otherwise.

“Common Stock Equivalent” means all options, warrants and other securities convertible into, or exchangeable or exercisable for (at any time or upon the occurrence of any event or contingency and without regard to any vesting or other conditions to which such securities may be subject), Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of Registrable Securities.

“Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivisions thereof.

“Registrable Securities” means, as of any date of determination, (a) the shares of Common Stock issued to the Holders pursuant to the Subscription Agreement, (b) any equity securities of the Company issued on account of any of the shares described in (a) in connection with any stock split, stock dividend, recapitalization or reorganization and (c) equity securities of any other issuer issued in exchange for any of the foregoing in connection with any merger, consolidation, reorganization or recapitalization (other than equity securities of another issuer which are issued pursuant to an effective registration statement under the Securities Act).  Notwithstanding the foregoing definition, any particular Registrable Securities shall cease to be such when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) shall have ceased to be outstanding or (iii) such securities shall have been disposed of to the public pursuant to Rule 144 under the Securities Act (or any successor provision); provided, however, if the Company delivers to the Holders an officer's certificate certifying as to the Company's satisfaction of each of the conditions set forth in Rule 144(i)(2), including that more than one year has elapsed since the Company has filed “Form 10 information” with the SEC, and stating that as a result thereof the Registrable Securities may be sold to the public pursuant to Rule 144, then thereafter all Registrable Securities held by a Holder shall cease to be Registrable Securities once such securities become eligible to be distributed to the public in one transaction pursuant to Rule 144 under the Securities Act (or any successor provision) without any time or volume limitations.

“Registration Expenses” means all fees and expenses (excluding underwriter discounts and commissions) incurred in connection with the Company’s performance of or compliance with the provisions of Article II, including:  (i) all registration, listing, qualification and filing fees (including FINRA filing fees); (ii) fees and expenses of compliance with state securities or “blue sky” laws (including counsel fees in connection with the preparation of a blue sky and legal investment survey and FINRA filings); (iii) printing and copying expenses; (iv) messenger and delivery expenses; (v) expenses incurred in connection with any road show; (vi) fees and disbursements of counsel for the Company; (vii) with respect to each registration, the fees and disbursements of one counsel for each Holder selected by such Holder; (viii) fees and disbursements of independent public accountants, including the expenses of any audit or “cold comfort” letter, and fees and expenses of other persons, including special experts, retained by the Company; (ix) underwriter fees, excluding discounts and commissions, and any other expenses which are customarily borne by the issuer or seller of securities in a public equity offering; and (x) all internal expenses of the Company (including all salaries and expenses of officers and employees performing legal or accounting duties).

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subscription Agreement” means the Subscription Agreement, dated June 19, 2012, by and between the Holders and the Company.

ARTICLE II
REGISTRATION RIGHTS

Section 2.1                      Demand Registration.

(a)           Subject to Section 2.1(c), at any time after the six-month anniversary of the date of this Agreement, Coeur shall have the right to require the Company to file a registration statement under the Securities Act covering the Registrable Securities by delivering a written request therefor to the Company and the intended method of distribution thereof.  Such request pursuant to this Section 2.1(a) is referred to as a “Demand Registration Request” and the registration so requested is referred to as a “Demand Registration.”  The Company, as expeditiously as possible but subject to Section 2.1(c), shall use its commercially reasonable efforts to effect such registration under the Securities Act of the Registrable Securities that the Company has been so requested to register for distribution in accordance with such intended method of distribution.  Subject to Section 2.1(f), the Company shall be obligated to effect only one Demand Registration for Coeur.

(b)           Registrations under this Section 2.1 shall be on such appropriate registration form of the SEC for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof, which form shall be selected by the Company and shall be reasonably acceptable to Coeur.

(c)           The Demand Registration rights granted in Section 2.1(a) are subject to the following limitations:

(i)           the Company shall not be required to cause a registration pursuant to Section 2.1(a) to be filed within 90 days or to be declared effective within a period of 180 days after the effective date of any other registration statement of the Company filed pursuant to the Securities Act; and

(ii)           if in the opinion of outside counsel to the Company, any registration of Registrable Securities would require disclosure of information not otherwise then required by law to be publicly disclosed and, in the good faith judgment of the board of directors of the Company, such disclosure is reasonably likely to adversely affect any material financing, acquisition, corporate reorganization or merger or other material transaction or event involving the Company or otherwise have a material adverse effect on the Company (a “Valid Business Reason”), the Company may postpone or withdraw a filing of a registration statement relating to a Demand Registration Request until such Valid Business Reason no longer exists, but in no event shall the Company avail itself of such right for more than 90 days, in the aggregate, in any period of 365 consecutive days (such period of postponement or withdrawal under this clause (ii), the “Postponement Period”); and the Company shall give notice of its determination to postpone or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof.

If the Company shall give any notice of postponement or withdrawal of any registration statement pursuant to this clause (ii), the Company shall not register any equity security of the Company so long as the Postponement Period continues.  Coeur agrees that, upon receipt of any notice from the Company that the Company has determined to withdraw any registration statement pursuant to clause (ii) above, Coeur will discontinue its disposition of Registrable Securities pursuant to such registration statement.  If the Company shall have withdrawn or prematurely terminated a registration statement filed under Section 2.1(a), the Company shall not be considered to have effected an effective registration for the purposes of this Agreement and Coeur shall again have the right to demand a registration pursuant to Section 2.1(a).  If the Company shall give any notice of withdrawal or postponement of a registration statement, at such time as the Valid Business Reason that caused such withdrawal or postponement no longer exists (but in no event more than 90 days after the date of the postponement or withdrawal), the Company shall use its commercially reasonable efforts to effect the registration under the Securities Act of the Registrable Securities covered by the withdrawn or postponed registration statement in accordance with this Section 2.1.

(d)           The Company, subject to Sections 2.3 and 2.6, may elect to include in any registration statement and offering made pursuant to Section 2.1(a), (i) authorized but unissued shares of Common Stock or shares of Common Stock held by the Company as treasury shares and (ii) any other shares of Common Stock that are requested to be included in such registration pursuant to the exercise of piggyback rights granted by the Company that are not inconsistent with the rights granted in, or otherwise conflict with the terms of, this Agreement (“Additional Piggyback Rights”); provided, however, that such inclusion shall be permitted only to the extent that it is pursuant to and subject to the terms of the underwriting agreement or arrangements, if any, entered into by Coeur.

(e)           Coeur may withdraw its Registrable Securities from a Demand Registration at any time.  If Coeur does so, the Company shall cease all efforts to secure registration of the applicable securities and such registration shall not count as a Demand Registration by Coeur for purposes of Section 2.1 if (i) the withdrawal is made following withdrawal or postponement of such registration by the Company pursuant to a Valid Business Reason as contemplated by Section 2.1(c), (ii) the withdrawal is based on the reasonable determination of Coeur that there has been, since the date of the Demand Registration Request, a material adverse change in the business or prospects of the Company or (iii) Coeur shall have paid or reimbursed the Company for all of the reasonable out-of-pocket fees and expenses incurred by the Company in connection with the withdrawn registration.

(f)           The Demand Registration shall not be deemed to have been effected and shall not count as the Demand Registration (i) unless a registration statement with respect thereto has become effective and has remained effective for a period of at least 180 days or such shorter period during which all Registrable Securities of Coeur covered by such Registration Statement have been sold or withdrawn, or, if such Registration Statement relates to an underwritten offering, such longer period as, in the opinion of counsel for the underwriter(s), is required by law for delivery of a prospectus in connection with the sale of Registrable Securities of Coeur by an underwriter or dealer, (ii) if, after the registration statement with respect thereto has become effective, it becomes subject to any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason, (iii) if it is withdrawn by the Company pursuant to a Valid Business Reason as contemplated by Section 2.1(c) or (iv) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such Demand Registration are not satisfied, other than solely by reason of some act or omission of Coeur.  If a registration statement with respect to a Demand Registration has become effective and has remained effective for a period of at least 180 days or such shorter period during which all Registrable Securities of Coeur covered by such Registration Statement have been sold or withdrawn, or, if such Registration Statement relates to an underwritten offering, such longer period as, in the opinion of counsel for the underwriter(s), is required by law for delivery of a prospectus in connection with the sale of Registrable Securities of Coeur by an underwriter or dealer, then the Company shall have no further obligation to conduct a Demand Registration for Coeur pursuant to Section 2.1(a).

(g)           In connection with any Demand Registration, Coeur may designate the lead managing underwriter in connection with such registration and each other managing underwriter for such registration, provided, that, in each case, each such underwriter is reasonably satisfactory to the Company.

Section 2.2                      Piggyback Registrations.

(a)           If, at any time, the Company proposes or is required to register any of its equity securities under the Securities Act (other than pursuant to (i) registrations on Form S-4, or (ii) registrations on any form (including Form S-8) in connection with the registration of securities in connection with an employee benefit plan) on a registration statement on Form S-1 or Form S-3 or an equivalent general registration form then in effect, whether or not for its own account the Company shall give prompt written notice of its intention to do so to the Holders.  Upon the written request of a Holder, made within 15 days following the receipt of any such written notice (which request shall specify the maximum number of Registrable Securities intended to be disposed of by the requesting Holder and the intended method of distribution thereof), the Company, subject to Sections 2.2(b), 2.3 and 2.6, shall use commercially reasonable efforts to cause all such Registrable Securities to be included in the registration statement with the securities that the Company at the time proposes to register to permit the sale or other disposition by such requesting Holder in accordance with the intended method of distribution thereof of the Registrable Securities to be so registered.  No registration of Registrable Securities effected under this Section 2.2(a) shall relieve the Company of its obligations to effect a Demand Registration under Section 2.1.

(b)           If, at any time after giving written notice of its intention to register any of its equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such equity securities, the Company will give written notice of such determination to the Holders and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the rights of Coeur under Section 2.1 and (ii) in the case of a determination to delay such registration of its equity securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities.

(c)           A Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw.  Such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration.  Such withdrawal shall be irrevocable and, after making such withdrawal, the withdrawing Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

Section 2.3                      Priority in Registrations.

(a)           If any requested registration made pursuant to Section 2.1 involves an underwritten offering and the lead managing underwriter of such offering (the “Manager”) advises the Company that, in its view, the number of securities requested to be included in such registration by Coeur or any other persons, including those shares of Common Stock requested by the Company to be included in such registration, exceeds the largest number (the “Demand Registration Maximum”) that can be sold in an orderly manner in such offering within a price range acceptable to Coeur, the Company shall use commercially reasonable efforts to include in such registration:

(i)           first, all Registrable Securities requested to be included in such registration by Coeur, pro rata in proportion to the number of Registrable Securities requested by Coeur to be included in such registration; and

(ii)           second, to the extent that the number of securities to be included pursuant to clause (i) of this Section 2.3(a) is less than the Demand Registration Maximum, any securities that the Company proposes to register for its own account plus any shares of Common Stock to be registered pursuant to the exercise of Additional Piggyback Rights, based upon the agreed-upon priorities among the Company and the holders of the Additional Piggyback Rights, up to the Demand Registration Maximum.

If, as a result of the proration provisions of this Section 2.3(a), a Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested be included, such Holder may elect to withdraw its request to include Registrable Securities in such registration or may reduce the number requested to be included; provided, however, that (A) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (B) such withdrawal shall be irrevocable and, after making such withdrawal, the withdrawing Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

(b)           If any registration pursuant to Section 2.2 involves an underwritten offering that was proposed by the Company and the Manager advises the Company that, in its view, the number of securities requested to be included in such registration exceeds the number (the “Company Offering Maximum”) that can be sold in an orderly manner in such registration within a price range acceptable to the Company, the Company shall include in such registration:

(i)           first, all Common Stock that the Company proposes to register for its own account; and

(ii)           second, to the extent that the number of securities to be included pursuant to clause (i) of this Section 2.3(b) is less than the Company Offering Maximum, the remaining shares to be included in such registration shall be allocated to the Holders and the holders of Additional Piggyback Rights, up to the Company Offering Maximum, pro rata in proportion to the number of Registrable Securities requested by the Holders and the holders of Additional Piggyback Rights to be included in such registration.

Section 2.4                      Registration Procedures.  Whenever the Company is required by the provisions of this Agreement to use commercially reasonable efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company as expeditiously as possible:

(a)           shall prepare and file with the SEC the requisite registration statement, which shall comply as to form in all material respects with the requirements of the applicable form and shall include all financial statements required by the SEC to be filed therewith, and use commercially reasonable efforts to cause such registration statement to become and remain effective (provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or blue sky laws of any jurisdiction, or any Issuer Free Writing Prospectus related thereto, the Company will furnish to one counsel for each Holder selected participating in the planned offering (selected by Coeur, in the case of a registration pursuant to Section 2.1, and selected by the lead managing underwriter, in the case of a registration pursuant to Section 2.2) and the lead managing underwriter, if any, copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and reasonable comment of such counsel, and the Company shall not file any registration statement or amendment thereto, any prospectus or supplement thereto or any Issuer Free Writing Prospectus related thereto to which the Holders of a majority of the Registrable Securities covered by such registration statement or the underwriters, if any, shall reasonably object);

(b)           shall prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period as any seller of Registrable Securities pursuant to such registration statement shall request and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

(c)           shall furnish, without charge, to each seller of such Registrable Securities and each underwriter, if any, of the securities covered by such registration statement such number of copies of such registration statement, each amendment thereto, the prospectus included in such registration statement, each preliminary prospectus and each Issuer Free Writing Prospectus utilized in connection therewith, all in conformity with the requirements of the Securities Act, and such other documents as such seller and underwriter reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller, and shall consent to the use in accordance with all applicable law of each such registration statement, each amendment thereto, each such prospectus, preliminary prospectus or Issuer Free Writing Prospectus by each such seller of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus;

(d)           shall use commercially reasonable efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions as any sellers of Registrable Securities or any managing underwriter, if any, reasonably shall request, and do any and all other acts and things that may be reasonably necessary or advisable to enable such sellers or underwriter, if any, to consummate the disposition of the Registrable Securities in such jurisdictions, except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 2.4(d), it would not be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

(e)           shall promptly notify the Holders selling Registrable Securities covered by such registration statement and each managing underwriter, if any:

(i)           when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto, any post-effective amendment to the registration statement or any Issuer Free Writing Prospectus has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective;

(ii)           of any request by the SEC or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information;

(iii)           of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose;

(iv)           of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose;

(v)           of the existence of any fact of which the Company becomes aware which results in the registration statement, the prospectus related thereto, any document incorporated therein by reference, any Issuer Free Writing Prospectus or the information conveyed to any purchaser at the time of sale to such purchaser containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading; and

(vi)           if at any time the representations and warranties contemplated by any underwriting agreement, securities sale agreement, or other similar agreement, relating to the offering shall cease to be true and correct in all material respects; and, if the notification relates to an event described in clause (v), the Company, subject to the provisions of Section 2.1(c), promptly shall prepare and file with the SEC, and furnish to each seller and each underwriter, if any, a reasonable number of copies of, a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading;

(f)           shall comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within 90 days after the end of such 12 month period described hereafter), an earnings statement, which need not be audited, covering the period of at least 12 consecutive months beginning with the first day of the Company’s first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(g)           shall use commercially reasonable efforts to cause all Registrable Securities covered by such registration statement to be authorized to be listed on a national or regional securities exchange if shares of the particular class of Registrable Securities are at that time, or will be immediately following the offering, listed on such exchange;

(h)           shall provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(i)           shall enter into such customary agreements (including, if applicable, an underwriting agreement) and take such other actions as the Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (it being understood that the Holders of the Registrable Securities that are to be distributed by any underwriters shall be party to any such underwriting agreement and may, at its option, require that the Company make to and for the benefit of the Holders the representations, warranties and covenants of the Company which are being made to and for the benefit of such underwriters);

(j)           shall use commercially reasonable efforts to obtain an opinion from the Company’s counsel and a “cold comfort” letter from the Company’s independent public accountants in customary form and covering such matters as are customarily covered by such opinions and “cold comfort” letters delivered to underwriters in underwritten public offerings, which opinion and letter shall be reasonably satisfactory to the underwriter, if any;

(k)           shall use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

(l)           shall make reasonably available its employees and personnel for participation in “road shows” and other marketing efforts and otherwise provide reasonable assistance to the underwriters, taking into account the needs of the Company’s businesses and the requirements of the marketing process, in the marketing of Registrable Securities in any underwritten offering;

(m)           shall promptly prior to the filing of any document that is to be incorporated by reference into the registration statement or the prospectus, and prior to the filing of any Issuer Free Writing Prospectus, provide copies of such document to counsel for the selling Holders and to each managing underwriter, if any, and make the Company’s representatives reasonably available for discussion of such document and make such changes in such document concerning the selling Holders prior to the filing thereof as counsel for such selling Holders or underwriters may reasonably request;

(n)           shall cooperate with the sellers of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the sellers of Registrable Securities at least three Business Days prior to any sale of Registrable Securities and instruct any transfer agent and registrar of Registrable Securities to release any stop transfer orders in respect thereof;

(o)           shall take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities;

(p)           shall not take any direct or indirect action prohibited by Regulation M under the Exchange Act; provided, however, that to the extent that any prohibition is applicable to the Company, the Company will take such action as is necessary to make any such prohibition inapplicable;

(q)           shall cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA; and

(r)           shall take all reasonable action to ensure that any Issuer Free Writing Prospectus utilized in connection with any registration covered by Section 2.1 or 2.2 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

If the Company files any shelf registration statement for the benefit of the holders of any of its securities other than the Holders, the Company shall include in such registration statement such disclosures as may be required under the Securities Act, referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders, in order to ensure that the Holders may be added to such shelf registration statement at a later time through the filing of a prospectus supplement rather than a post-effective amendment to the extent then permitted by the applicable rules and regulations of the SEC.

The Company may require as a condition precedent to the Company’s obligations under this Section 2.4 that each seller of Registrable Securities as to which any registration is being effected furnish the Company such information in writing regarding such seller and the distribution of such Registrable Securities as the Company from time to time reasonably may request; provided, that such information is necessary for the Company to consummate such registration and shall be used only in connection with such registration.

Each seller of Registrable Securities agrees that upon receipt of any notice from the Company under Section 2.4(e)(v), such seller will discontinue such seller’s disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such seller’s receipt of the copies of the supplemented or amended prospectus.  In the event the Company shall give any such notice, the applicable period set forth in Section 2.4(e) shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus.

If any such registration statement or comparable statement under “blue sky” laws refers to a Holder by name or otherwise as the holder of any securities of the Company, each Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder and the Company, to the effect that the holding by the Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state “blue sky” or securities law then in force, the deletion of the reference to such Holder.

Section 2.5                      Registration Expenses.

(a)           The Company shall pay all Registration Expenses with respect to the Demand Registration and with respect to any registration effected under Section 2.2 whether or not it becomes effective or remains effective for the period contemplated by Section 2.1(f) or 2.4, as applicable.

(b)           Notwithstanding the foregoing, (i) in connection with any registration hereunder, each Holder shall pay all underwriting discounts and commissions and any transfer taxes, if any, attributable to the sale of Registrable Securities by it and (ii) the Company shall, in the case of all registrations under this Article II, be responsible for all its internal expenses.

Section 2.6                      Underwritten Offerings.

(a)           If requested by the underwriters for any underwritten offering by Coeur pursuant to a registration requested under Section 2.1, the Company shall enter into a customary underwriting agreement with the underwriters.  Such underwriting agreement shall be reasonably satisfactory in form and substance to Coeur and shall contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally prevailing in agreements of that type.  Coeur shall be a party to such underwriting agreement and, at its option, may require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters also shall be made to and for the benefit of Coeur and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of Coeur; provided, however, that the Company shall not be required to make any representations or warranties with respect to written information specifically provided by Coeur for inclusion in the registration statement.  Coeur shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding Coeur, its ownership of and its title to the Registrable Securities and its intended method of distribution; and any liability of Coeur to any underwriter or other Person under such underwriting agreement shall be limited to liability arising from breach of its representations and warranties and shall be limited to an amount equal to the proceeds (net of expenses and underwriting discounts and commissions) that it derives from such registration.

(b)           In the case of a registration pursuant to Section 2.2, if the Company shall have determined to enter into an underwriting agreement in connection therewith, any Registrable Securities to be included in such registration shall be subject to such underwriting agreement.  The holders participating in the registration (“Participating Holders”) may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Participating Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the Participating Holders.  No Participating Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Participating Holder, its ownership of and title to the Registrable Securities and its intended method of distribution; and any liability of a Participating Holder to any underwriter or other Person under such underwriting agreement shall be limited to liability arising from breach of its representations and warranties and shall be limited to an amount equal to the proceeds (net of expenses and underwriting discounts and commissions) that it derives from such registration.

(c)           In the case of any registration under Section 2.1 pursuant to an underwritten offering, or, in the case of a registration under Section 2.2, if the Company has determined to enter into an underwriting agreement in connection therewith, all securities to be included in such registration shall be subject to an underwriting agreement and no Holder may participate in such registration unless such Holder agrees to sell its securities on the basis provided therein and, subject to the provisions of this Section 2.6, completes and executes all reasonable questionnaires, and other documents, including custody agreements and powers of attorney, that must be executed in connection therewith, and provides such other information to the Company or the underwriter as may be necessary to register such Holder’s securities; provided, that no Holder need execute such agreements unless all other persons participating in such offering execute agreements with substantially similar terms.

Section 2.7                      Holdback Agreement.

(a)           The Company agrees that, if it shall previously have received a request for registration pursuant to Section 2.1 or 2.2, and if such previous registration shall not have been withdrawn or abandoned, it shall not sell, transfer or otherwise dispose of any Common Stock, or any other equity security of the Company or any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering, a registration on Form S-4 or Form S-8 or any successor or similar form which is then in effect or upon the conversion, exchange or exercise of any then outstanding Common Stock Equivalent), until a period of 180 days shall have elapsed from the effective date of such previous registration; and the Company shall so provide in any registration rights agreements hereafter entered into with respect to any of its securities; provided, for the avoidance of doubt, that the Company's performance of its obligations to third parties under registration rights agreements outstanding on the date hereof shall not be deemed a sale, transfer or disposal by the Company.  Notwithstanding the foregoing, the Company may sell, transfer or dispose of Common Stock at any time (i) pursuant to board-approved compensation arrangements including compensation paid to consultants, agents and other service providers, (ii) in connection with the acquisition of a business, whether by merger, stock purchase or the acquisition of all or substantially all of its assets, (iii) upon the exercise of the Warrants or Stock Awards outstanding as of the date hereof (iv) in connection with a stock dividend or stock split or combination with respect to all outstanding shares of the Common Stock or (v) in connection with bank financing, to repay debt or other similar transactions with a non-equity financing purpose.

(b)           If and to the extent requested by the managing underwriter in connection with any underwritten offering in which a Holder is selling Registrable Securities hereunder, such Holder shall agree not to effect any public sale or distribution of the Shares, except pursuant to such registered offering, during such periods as reasonably requested by the managing underwriter (but in no event for a period longer than 180 days following the effective date of the registration statement).

Section 2.8                      No Required Sale.  Nothing in this Agreement shall be deemed to create an independent obligation on the part of a Holder to sell any Registrable Securities pursuant to any effective registration statement.

Section 2.9                      Indemnification.

(a)           In the event of any registration of any securities of the Company under the Securities Act pursuant to this Article II, the Company will, and hereby agrees to, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its directors, officers, fiduciaries, employees, agents, affiliates, consultants, representatives, general and limited partners, stockholders, successors, assigns (and the directors, officers and employees thereof), and each other Person, if any, who controls such Holder within the meaning of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company’s consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise in respect thereof (collectively, “Losses”), insofar as such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or any Issuer Free Writing Prospectus utilized in connection therewith, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Loss as such expenses are incurred; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent such Loss arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus or Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use therein.  Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

(b)           Each Holder shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.9) to the extent permitted by law the Company, its officers and directors, each Person controlling the Company within the meaning of the Securities Act and all other prospective sellers and their respective directors, officers, fiduciaries, employees, agents, affiliates, consultants, representatives, general and limited partners, stockholders, successors, assigns and respective controlling Persons with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus utilized in connection therewith, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of the indemnifying Holder specifically for use therein and reimburse such indemnified party for any legal or other expenses reasonably incurred in connection with investigating or defending any such Loss as such expenses are incurred; provided, however, that the aggregate amount that an indemnifying Holder shall be required to pay pursuant to this Section 2.9(b) and Sections 2.9(c), (e) and (f) shall in no case be greater than the amount of the net proceeds (after expenses) received by such Holder upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such claim.  Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

(c)           Any Person entitled to indemnification under this Agreement promptly shall notify the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2.9, but the failure of any such Person to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.9, except to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability that it may have to any such Person otherwise than under this Article II.  In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or  proceeding within 20 days after receiving notice from such indemnified party, (ii) if such indemnified party who is a defendant in any action or proceeding that is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party that are not available to the indemnifying party or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties that are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor.  Without the written consent of the indemnified party, which consent shall not be unreasonably withheld, no indemnifying party shall effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder, whether or not the indemnified party is an actual or potential party to such action or claim, unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)           If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under Section 2.9(a), (b) or (c), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such offering of securities.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations.  The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 2.9(d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 2.9(d).  The amount paid or payable in respect of any Loss shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Loss.  No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  Notwithstanding anything in this Section 2.9(d) to the contrary, no indemnifying party other than the Company shall be required pursuant to this Section 2.9(d) to contribute any amount in excess of the net proceeds (after expenses) received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, less the amount of any indemnification payment made by such indemnifying party pursuant to Sections 2.9(b) and (c).

(e)           The indemnity and contribution agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

(f)           The indemnification and contribution required by this Section 2.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

ARTICLE III
GENERAL

Section 3.1                      Rule 144.  With a view to making available the benefits of certain rules and regulations of the Commission, including Rule 144, that may at any time permit the Holders to sell securities of the Company to the public without registration or pursuant to a registration statement, the Company agrees to:  (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times; (b) use best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; (c) furnish to each Holder, so long as such Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 the Securities Act and the Exchange Act (at any time when it is subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-1 or Form S-3 (at any time when it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing such Holder of any rule or regulation of the Commission that permits the selling of any such securities without registration or pursuant to such form; and (d) take such further action as any Holder reasonably may request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act.

Section 3.2                      Nominees for Beneficial Owners.  If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by the Holder pursuant to this Agreement or any determination of any number or percentage of shares constituting Registrable Securities held by the Holder contemplated by this Agreement; provided, that the Company shall have received assurances reasonably satisfactory to it of such beneficial ownership.

Section 3.3                      No Inconsistent Agreements.  The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Company is a party or by which it is bound.  Without the prior written consent of the Holders, the Company will not enter into any agreement with respect to its securities that is inconsistent with the rights granted in this Agreement or otherwise conflicts with the provisions hereof or provides terms and conditions that are more favorable to, or less restrictive on, the other party thereto than the terms and conditions contained in this Agreement are to the Holders, other than any lock-up agreement with the underwriters in connection with any registered offering effected hereunder, pursuant to which the Company shall agree not to register for sale, and the Company shall agree not to sell or otherwise dispose of, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, for a specified period following the registered offering.  If the Company enters into any other registration rights agreement with respect to any of its securities that contains terms that are more favorable to, or less restrictive on, the other party thereto than the terms and conditions contained in this Agreement are to the Holders, the terms and conditions of this Agreement shall be amended so that the Holders shall be entitled to the benefit of any such more favorable or less restrictive terms or conditions.

ARTICLE IV
MISCELLANEOUS

Section 4.1                      Amendment and Waiver.

(a)           Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed by the Company and both of the Holders.

(b)           No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder.

Section 4.2                      Notices.  All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by facsimile or email, upon written confirmation of receipt by facsimile, e-mail or otherwise, (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid.  All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(i)	if to the Company, to:

Pershing Gold Corporation
1658 Cole Boulevard
Building 6, Suite 210
Lakewood, CO  80401
Attention:  Stephen Alfers
Email:  SAlfers@pershinggold.com
Facsimile:  (720) 974-7249

with a copy (which shall not constitute notice) to:

Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, Colorado 80202
Attention:  Deborah J. Friedman
Email:  Deborah.friedman@dgslaw.com
Facsimile:  (303) 893-1379

(ii)	if to Coeur, to:

Coeur d'Alene Mines Corporation
505 Front Avenue
Coeur d’Alene, Idaho 83814
Attention:  Chief Financial Officer
Email:  FHanagarne@coeur.com
Facsimile: (208) 667-2213

with a copy (which shall not constitute notice) to:

Coeur d'Alene Mines Corporation
505 Front Avenue
Coeur d’Alene, Idaho 83814
Attention:  Casey Nault, Esq.
Email:  CNault@coeur.com
Facsimile: (208) 667-2213

(iii)	if to FGIT, to:

Frost Gamma Investments Trust
4400 Biscayne Boulevard
Miami, FL 33137
Attention:  Dr. Phillip Frost
Email:  apascual@thefrostgrp.com
Facsimile: (305) 575-6518

with a copy (which shall not constitute notice) to:

Frost Administrative Services, Inc.
Attention:  Anne Marie Pascual, CPA, Controller
Tel:  (305) 575-6511
Facsimile: (305) 575-6518

Section 4.3                      Interpretation.  The headings contained in this Agreement are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  The word “including” and words of similar import when used in this Agreement will mean “including, without limitation,” unless otherwise specified.

Section 4.4                      Entire Agreement.  This Agreement, the Subscription Agreement and the Nondisclosure Agreement dated May 4, 2012 between the Company and Coeur, constitute the entire agreement, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings among the parties with respect to the subject matter hereof and thereof.

Section 4.5                      Governing Law.  This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Colorado, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Colorado.

Section 4.6                      Submission to Jurisdiction.  Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by the other party or its successors or assigns shall be brought and determined in any Colorado State or federal court sitting in Denver, Colorado (or, if such court lacks subject matter jurisdiction, in any appropriate Colorado State or federal court), and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby.  Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Colorado, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Colorado as described herein.  Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient.  Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Colorado as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

Section 4.7                      Assignment; Successors.  This Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.  If any Person shall acquire Registrable Securities from a Holder in any manner, whether by operation of law or otherwise, such Person shall promptly notify the Company and such acquired Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.  Any such successor or assign shall agree in writing to acquire and hold the Registrable Securities acquired from the applicable Holder subject to all of the terms hereof.  If a Holder shall acquire additional Registrable Securities, such Registrable Securities shall be subject to all of the terms, and entitled to all of the benefits, of this Agreement.

Section 4.8                      Enforcement.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  Accordingly, each of the parties shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the State of Colorado, the courts of the United States of America for the District of Colorado and appellate courts thereof, this being in addition to any other remedy to which such party is entitled at law or in equity.  Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security as a prerequisite to obtaining equitable relief.

Section 4.9                      Severability.  Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

Section 4.10                      Waiver of Jury Trial.  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 4.11                      Counterparts.  This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

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IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date set forth in the first paragraph hereof.

PERSHING GOLD CORPORATION

By:	/s/ Stephen Alfers
Name: Stephen Alfers Title: Chief Executive Officer, President and Chairman

COEUR D'ALENE MINES CORPORATION

By:	/s/ Mitchell Krebs
Name: Mitchell Krebs Title: President and Chief Executive Officer

FROST GAMMA INVESTMENTS TRUST

By:	/s/ Dr. Phillip Frost
Name: Dr. Phillip Frost Title: Trustee

[Signature Page to Registration Rights Agreement]